Exhibit 32.2
CERTIFICATION OF CHIEF FINANCIAL OFFICER
PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
     In connection with the Quarterly Report of Home Diagnostics, Inc. (the “Company”) on Form 10-Q for the quarter ended June 30, 2007, as filed with the Securities and Exchange Commission on the date hereof (the “Periodic Report”), I, Ronald L. Rubin, Vice President and Chief Financial Officer, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to section 906 of the Sarbanes-Oxley Act of 2002, that:
1.	the Periodic Report fully complies with the requirements of Section 13 (a) or 15(d) of the Securities Exchange Act of 1934: and

2.	the information contained in the Periodic Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: August 10, 2007	/s/ Ronald L. Rubin

Vice President and Chief Financial Officer
(principal financial and accounting officer)

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